Exhibit 99.1

Investor Relations Contacts:

Jeffrey Goldberger / Brad Nelson
KCSA Strategic Communications
P: 212-896-1249 / 212-896-1217
Email: jgoldberger@kcsa.com / bnelson@kcsa.com

NTELOS Holdings Corp. Reports Fourth Quarter and Year-End 2015 Results

- Acquisition by Shentel on Schedule to Close Following FCC Approval

WAYNESBORO, Va. - March 11, 2016 - NTELOS Holdings Corp. (NASDAQ: NTLS) (“nTelos” or the “Company”) announced today operating and financial results for its fourth quarter and year ended December 31, 2015.

On August 10, 2015, the Company entered into a definitive agreement to be acquired by Shenandoah Telecommunications Company (“Shentel”, NASDAQ: SHEN) for $9.25 in cash per share. The proposed acquisition was approved by the Company’s shareholders and has received all necessary regulatory approvals from federal and state regulatory bodies, except for approval by the Federal Communications Commission (“FCC”). The Company expects the proposed acquisition by Shentel to close as soon as practical once FCC approval is received. For additional information regarding the transaction and closing conditions, please see the Company's filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement filed with the SEC on October 13, 2015.

The “Highlights” and “Subscriber Update” sections below represent results of the Company’s continuing operations, with additional and reconciling information included in the supplemental schedules provided.

Highlights

•
Revenues were $87.6 million for the fourth quarter 2015, compared to $96.7 million for the fourth quarter 2014. Revenues for the year 2015 were $362.6 million, up slightly as compared to $360.1 million for the year 2014;

•
Adjusted EBITDA, excluding discontinued operations, was $18.2 million for the fourth quarter 2015, compared to $24.6 million for the fourth quarter 2014. Adjusted EBITDA for the year 2015 was $96.2 million, compared to $108.6 million for the year 2014;

•	Net subscriber additions for year 2015 were 20,000, as compared to 14,600 for the prior year;

•	Approximately 40% of postpay subscribers were on Equipment Installment Plans at year end 2015; and

•	Approximately 70% of covered POPs have access to our LTE network.

Subscriber Update

Total Subscribers

•	Total subscribers were 302,000 as of December 31, 2015, compared to 300,200 for the third quarter 2015 and 282,100 for the fourth quarter 2014;

•
Total subscriber gross additions for the fourth quarter 2015 were 27,100, compared to 25,500 for the third quarter 2015 and 28,300 for the fourth quarter 2014. Total subscriber net additions for the fourth quarter 2015 were 1,900, compared to 2,700 for the third quarter 2015 and 5,000 for the fourth quarter 2014; and

•
Total subscriber gross additions for the year 2015 were 105,800, compared to 100,400 for the year 2014. Total subscriber net additions for the year 2015 were 20,000, compared to 14,600 for the year 2014.

Postpay Subscribers

•	Postpay subscriber gross additions for the fourth quarter 2015 were 16,900, compared to 15,400 for the third quarter 2015 and 18,600 for the fourth quarter 2014;

•	Net postpay subscriber additions were 1,600 for the fourth quarter 2015, compared to 2,100 for the third quarter 2015 and 4,700 for the fourth quarter 2014;

•	Postpay churn for the fourth quarter 2015 was 2.2%, compared to 1.9% for third quarter 2015 and 2.2% for the fourth quarter 2014;

•	ABPU was $57.83 for the fourth quarter 2015, compared to $58.29 for the third quarter 2015 and $59.35 for the fourth quarter 2014; and

•	As of December 31, 2015, total postpay subscribers were 233,300.

Prepay Subscribers

•	Prepay subscriber gross additions for the fourth quarter 2015 were 10,200, compared to 10,100 for the third quarter 2015 and 9,700 for the fourth quarter 2014;

•	Net prepay subscriber additions were 300 for the fourth quarter 2015, compared to 600 for the third quarter 2015 and 300 for the fourth quarter 2014;

•	Prepay churn for the fourth quarter 2015 was 4.8%, compared to 4.6% for the third quarter 2015 and 5.0% for the fourth quarter 2014; and

•	As of December 31, 2015, total prepay subscribers were 68,700.

Net Income

Net income (loss) of nTelos, after net income attributable to noncontrolling interests, was $(19.6) million, or $(0.92) per basic share, for the fourth quarter 2015, compared to $(56.2) million, or $(2.66) per basic share, for the fourth quarter 2014.

Liquidity

Total cash, including both restricted and unrestricted cash, at the end of the fourth quarter 2015 was $74.9 million, compared to $75.7 million at the end of the fourth quarter 2014.

Eastern Markets Commercial Wind Down Completion

In the fourth quarter of 2014, the Company announced a strategic refocus of its business operations on its western Virginia and West Virginia markets ("Western Markets" or "Markets"). On November 15, 2015, the Company completed the wind down of commercial operations in its Eastern Markets.

As a result of no longer providing service in the Eastern Markets, certain assets, liabilities and results of operations are now being reported as Discontinued Operations. Accordingly, the Company has recast the prior period results to be comparable with the current Discontinued Operations presentation.

Business Outlook

As a result of the announcement that the Company has entered into a definitive agreement to be acquired by Shentel, the Company no longer provides operating or financial guidance.

Conference Call

As a result of the announcement that the Company has entered into a definitive agreement to be acquired by Shentel, the Company will not host a fourth quarter and full year 2015 conference call and webcast.

Non-GAAP Measures

Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, transaction related costs, restructuring and asset impairment charges, gain/loss on sale or disposal of assets and derivatives, net income attributable to noncontrolling interests, other expenses/income, equity-based compensation charges, separation charges, secondary offering costs, adjustments for impact of recognizing deferred gain associated with towers sold to Grain Management and adjustments for impact of recognizing a portion of the billed SNA contract revenues on a straight line basis.

ABPU, or average billings per user, is computed by adding average monthly postpaid service billings to users and equipment installment plan (EIP) billings divided by the average number of postpaid users during the period, further divided by the number of months in the period. NTELOS believes average postpaid customer billings per user is indicative of estimated cash collection, including equipment installments, from customers each month.

Adjusted EBITDA is a key metric used by investors to determine if the Company is generating sufficient cash flows to continue to produce shareholder value and provide liquidity for future growth. ABPU provides management with useful information concerning the appeal of the Company’s postpay rate plans and service offerings and the Company’s performance in attracting and retaining high value customers.

Adjusted EBITDA and ABPU are non-GAAP financial performance measures. They should not be considered in isolation or as an alternative to measures determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Please refer to the exhibits and materials posted on the Company’s website for a reconciliation of these non-GAAP financial performance measures to the most comparable measures reported in accordance with GAAP and for a discussion of the presentation, comparability and use of such financial performance measures.

About NTELOS

NTELOS Holdings Corp. (NTLS), operating through its subsidiaries as "nTelos Wireless," is headquartered in Waynesboro, VA, and provides high-speed, dependable nationwide voice and data coverage for approximately 302,000 retail subscribers based in its Western Markets, comprised of western Virginia, West Virginia and portions of Maryland, North Carolina, Pennsylvania, Ohio and Kentucky. The Company's licensed territories in the Western Markets have a total population of approximately 4.4 million residents, of which its wireless network covers approximately 3.1 million residents. The Company is also the exclusive wholesale provider of wireless network services to Sprint Corporation in portions of its western Virginia and West Virginia territories for all Sprint wireless customers.

FORWARD-LOOKING STATEMENTS

This document may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “will,” “may” “should,” and similar expressions identify forward-looking statements, which generally are not historical in nature.

Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. The forward-looking statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, those described in Part II, "Item 1A, Risk Factors" and elsewhere in this quarterly report and in our Annual Report on Form 10-K for the year ended December 31, 2015 and those described from time to time in our filings with the Securities and Exchange Commission.

Additionally, there are risks and uncertainties associated with the proposed acquisition by Shentel such as: (1) conditions to the closing of the merger, including, without limitation, the consummation of certain transactions between Shentel and Sprint, may not be satisfied and required regulatory approvals may not be obtained; (2) the merger may involve unexpected costs, liabilities or delays; (3) the risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (5) the outcome of any legal proceedings related to the merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) changes in the legal or regulatory environment; and (9) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, the Company stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth.

Exhibits:

•	Consolidated Financial Statements

•	Condensed Consolidated Balance Sheets

•	Condensed Consolidated Statements of Operations

•	Consolidated Operating Metrics

•	Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA

•	Key Metrics

•	ABPU Reconciliation - Postpay

•	Quarterly Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA

NTELOS Holdings Corp.

Condensed Consolidated Balance Sheets

	(Unaudited)	(Unaudited)
(In thousands)	December 31, 2015	December 31, 2014
ASSETS
Current Assets
Cash	$72,687	$73,546
Restricted cash	—	2,167
Accounts receivable, net	53,021	35,177
Inventories and supplies	13,345	17,978
Prepaid expenses	9,350	8,295
Tax refund receivable	24,986	3,883
Other current assets	1,132	617
Other current assets from discontinued operations	2,121	14,763
	176,642	156,426
Assets Held for Sale	62	4,317
Restricted Cash	2,167	—
Securities and Investments	1,522	1,522
Property, Plant and Equipment, net	326,260	266,054
Intangible Assets
Goodwill	63,700	63,700
Radio spectrum licenses	44,933	44,933
Customer relationships and trademarks, net	4,292	5,084
Deferred Charges and Other Assets	18,941	16,919
Deferred Income Taxes	2,737	3,360
Other Noncurrent Assets from Discontinued Operations	1,733	85,402
TOTAL ASSETS	$642,989	$647,717
LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)
Current Liabilities
Current portion of long-term debt	$5,605	$5,728
Accounts payable	20,532	24,130
Accrued expenses and other current liabilities	30,775	30,539
Other current liabilities from discontinued operations	13,054	12,245
	69,966	72,642
Long-Term Debt	514,634	519,491
Other Long-Term Liabilities	96,580	60,807
Other Noncurrent Liabilities from Discontinued Operations	835	27,729
Stockholders' Equity (Deficit)	(39,026)	(32,952)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)	$642,989	$647,717

NTELOS Holdings Corp.

Condensed Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	(Unaudited)		(Unaudited)
(In thousands, except per share amounts)	2015	2014	2015	2014
Operating Revenues
Retail revenue	$41,006	$44,428	$168,674	$177,295
Wholesale and other revenue	33,066	37,396	140,121	152,783
Equipment sales	13,523	14,828	53,845	30,056
Operating Revenues	87,595	96,652	362,640	360,134
Operating Expenses
Cost of services	23,019	20,959	89,413	80,763
Cost of equipment sold	23,709	24,721	87,753	73,044
Customer operations	16,514	20,908	68,484	74,990
Corporate operations	9,459	9,513	38,951	37,388
Restructuring	115	982	2,487	982
Depreciation and amortization	15,205	14,758	55,102	55,225
Gain on sale of assets	—	—	(11,111)	—
	88,021	91,841	331,079	322,392
Operating Income (Loss)	(426)	4,811	31,561	37,742
Other Expense
Interest expense	(7,576)	(8,061)	(30,589)	(32,697)
Other income (expense), net	21	80	80	(1,115)
	(7,555)	(7,981)	(30,509)	(33,812)
Income (Loss) before Income Taxes	(7,981)	(3,170)	1,052	3,930
Income Tax Expense (Benefit)	(2,941)	(1,395)	2,187	747
Income (Loss) from Continuing Operations	(5,040)	(1,775)	(1,135)	3,183
Income (Loss) from Discontinued Operations, Net of Tax	(14,441)	(54,128)	(9,903)	(55,349)
Net Income (Loss)	(19,481)	(55,903)	(11,038)	(52,166)
Net Income Attributable to Noncontrolling Interests	(168)	(305)	(1,168)	(1,468)
Net Income (Loss) Attributable to NTELOS Holdings Corp.	$(19,649)	$(56,208)	$(12,206)	$(53,634)
Earnings (Loss) per Share Attributable to NTELOS Holdings Corp.:

Basic earnings (loss) per common share from continuing operations	$(0.24)	$(0.10)	$(0.10)	$0.08
Basic earnings (loss) per common share from discontinued operations	(0.68)	(2.56)	(0.47)	(2.62)
Basic earnings (loss) per common share	$(0.92)	$(2.66)	$(0.57)	$(2.54)
Weighted average shares outstanding - basic	21,307	21,146	21,257	21,111

Diluted earnings (loss) per common share from continuing operations	$(0.24)	$(0.10)	$(0.10)	$0.08
Diluted earnings (loss) per common share from discontinued operations	(0.68)	(2.56)	(0.47)	(2.62)
Diluted earnings (loss) per common share	$(0.92)	$(2.66)	$(0.57)	$(2.54)
Weighted average shares outstanding - diluted	21,307	21,146	21,257	21,111
Cash Dividends Declared per Share - Common Stock	$—	$—	$—	$0.84

NTELOS Holdings Corp.

Reconciliation of Net Loss Attributable to NTELOS Holdings Corp. to Adjusted EBITDA- (Consolidated)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands)	2015	2014	2015	2014
Net loss attributable to NTELOS Holdings Corp.	$(19,649)	$(56,208)	$(12,206)	$(53,634)
Net loss attributable to discontinued operations	(14,441)	(54,128)	(9,903)	(55,349)
Net income attributable to noncontrolling interests	168	305	1,168	1,468
Net income (loss) attributable to continuing operations	$(5,040)	$(1,775)	$(1,135)	$3,183

Interest expense	7,576	8,061	30,589	32,697
Income tax expense (benefit)	(2,941)	(1,395)	2,187	747
Other (income) expense, net	(21)	(80)	(80)	1,115
Operating income (loss)	$(426)	$4,811	$31,561	$37,742

Depreciation and amortization	15,205	14,758	55,102	55,225
Restructuring	115	982	2,487	982
Gain on sale of assets	—	—	(11,111)	—
Accretion of asset retirement obligations	275	241	1,209	878
Adjusted EBITDA attributable to discontinued operations	(1,178)	6,781	11,487	23,884
Equity-based compensation	792	731	3,428	2,272
SNA straight-line adjustment [1]	2,315	3,065	11,010	8,173
Other [2]	(28)	2	2,481	3,279
Adjusted EBITDA	$17,070	$31,371	$107,654	$132,435

Reconciliation of Net Loss Attributable to Discontinued Operations to Adjusted EBITDA - (Discontinued Operations)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands)	2015	2014	2015	2014
Net loss attributable to discontinued operations	$(14,441)	$(54,128)	$(9,903)	$(55,349)
Net income attributable to noncontrolling interests	—	—	—	—
Net loss attributable to discontinued operations	$(14,441)	$(54,128)	$(9,903)	$(55,349)

Interest expense	(27)	(10)	(127)	(2)
Income tax expense (benefit)	(9,327)	(34,016)	(6,880)	(33,641)
Operating income (loss)	$(23,795)	$(88,154)	$(16,910)	$(88,992)

Depreciation and amortization	1,497	4,232	4,999	21,235
Restructuring	20,965	2,681	26,830	2,681
Gain on sale of assets	—	—	(5,637)	—
Asset Impairment	—	87,853	117	87,853
Accretion of asset retirement obligations	(132)	121	157	410
Equity-based compensation	4	47	20	697
Cell site spectrum rent	302	—	1,911	—
Other [2]	(19)	1	—	—
Adjusted EBITDA	$(1,178)	$6,781	$11,487	$23,884

Reconciliation of Net Loss Attributable to NTELOS Holdings Corp. to Adjusted EBITDA- (Continuing Operations)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands)	2015	2014	2015	2014
Net loss attributable to NTELOS Holdings Corp.	$(19,649)	$(56,208)	$(12,206)	$(53,634)
Net loss attributable to discontinued operations	(14,441)	(54,128)	(9,903)	(55,349)
Net income attributable to noncontrolling interests	168	305	1,168	1,468
Net income (loss) attributable to continuing operations	$(5,040)	$(1,775)	$(1,135)	$3,183

Interest expense	7,576	8,061	30,589	32,697
Income tax expense (benefit)	(2,941)	(1,395)	2,187	747
Other (income) expense, net	(21)	(80)	(80)	1,115
Operating income (loss)	$(426)	$4,811	$31,561	$37,742

Depreciation and amortization	15,205	14,758	55,102	55,225
Restructuring	115	982	2,487	982
Gain on sale of assets	—	—	(11,111)	—
Accretion of asset retirement obligations	275	241	1,209	878
Equity-based compensation	792	731	3,428	2,272
SNA straight-line adjustment [1]	2,315	3,065	11,010	8,173
Other [2]	(28)	2	2,481	3,279
Adjusted EBITDA	$18,248	$24,590	$96,167	$108,551

Reconciliation of Adjusted EBITDA -(Continuing Operations) to previously reported Western Markets Adjusted EBITDA3

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands)	2015	2014	2015	2014
Adjusted EBITDA attributable to continuing operations	$18,248	$24,590	$96,167	$108,551
Cost of services-previous allocation to Eastern Markets	—	195	—	583
Customer operations-previous allocation to Eastern Markets	—	2,612	—	10,507
Corporate operations-previous allocation to Eastern Markets	—	2,800	—	10,089
Adjusted EBITDA attributable to Western Markets ³	$18,248	$30,197	$96,167	$129,730

1	Adjustment for impact of recognizing a portion of the billed SNA contract revenues on a straight-line basis.
2
In 2014, Other includes legal and advisory fees related to new Sprint agreement and certain employee separation charges. In 2015, Other includes certain non-recurring corporate costs and adjustments for recognizing a portion of the deferred gain for towers sold to Grain Management, LLC.

3	Western Markets was previously defined as Holdings less Eastern Markets and, for 2014, included the allocation of certain corporate expenses to the Eastern Markets.

NTELOS Holdings Corp.1

Key Metrics

						Twelve Months Ended
Quarter Ended:	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	12/31/2014	12/31/2015
Subscribers
Beginning Subscribers	277,100	282,100	290,100	297,500	300,200	273,600	282,100
Postpay	215,500	220,100	224,700	229,000	231,300	208,800	220,100
Prepay	61,600	62,000	65,400	68,500	68,900	64,800	62,000
Gross Additions	28,300	27,500	25,700	25,500	27,100	100,400	105,800
Postpay	18,600	15,700	14,300	15,400	16,900	63,400	62,300
Prepay	9,700	11,800	11,400	10,100	10,200	37,000	43,500
Disconnections	23,300	19,500	18,300	22,800	25,200	85,800	85,800
Postpay	13,900	11,100	10,000	13,300	15,300	50,500	49,700
Prepay	9,400	8,400	8,300	9,500	9,900	35,300	36,100
Net Additions (Losses)	5,000	8,000	7,400	2,700	1,900	14,600	20,000
Postpay	4,700	4,600	4,300	2,100	1,600	12,900	12,600
Prepay	300	3,400	3,100	600	300	1,700	7,400
Ending Subscribers [2]	282,100	290,100	297,500	300,200	302,000	282,100	302,000
Postpay	220,100	224,700	229,000	231,300	233,300	220,100	233,300
Prepay	62,000	65,400	68,500	68,900	68,700	62,000	68,700
Churn, net	2.8%	2.3%	2.1%	2.5%	2.8%	2.6%	2.4%
Postpay	2.2%	1.7%	1.5%	1.9%	2.2%	2.0%	1.8%
Prepay	5.0%	4.4%	4.1%	4.6%	4.8%	4.6%	4.5%
Other Items
ABPU Statistics
ABPU	$59.35	$58.04	$58.64	$58.29	$57.83	$59.64	$58.20

Strategic Network Alliance Revenues (000’s) [3]
Billed Revenue	$38,329	$36,627	$37,887	$35,408	$33,453	$153,754	$143,375
Straight-Line Adjustment	(3,065)	(3,065)	(3,065)	(2,565)	(2,315)	(8,173)	(11,010)
Spectrum Lease Consideration	1,233	1,190	1,222	1,221	1,222	3,289	4,855
SNA Revenues	$36,497	$34,752	$36,044	$34,064	$32,360	$148,870	$137,220
Network Statistics
Licensed Population (millions)	4.4	4.4	4.4	4.4	4.4	4.4	4.4
Covered Population (millions)	3.1	3.1	3.1	3.1	3.1	3.1	3.1
Total Cell Sites	1,004	1,006	1,007	1,006	1,008	1,004	1,008
LTE Cell Sites	135	202	274	382	489	135	489
LTE % of Total Cell Sites	13.4%	20.1%	27.2%	38.0%	48.5%	13.4%	48.5%
LTE % of Covered POPs	22.2%	43.6%	53.1%	64.7%	70.0%	22.2%	70.0%

1	Results exclude Discontinued Operations (Eastern Markets).
2	Ending subscribers may not foot due to customer transfers between product classes and rounding.
3
Effective 5/1/14, SNA Revenues include the impact of recognizing the fixed fee element of SNA contract revenues on a straightline basis, which is a reduction of billed revenue, and the non-cash consideration attributable to spectrum leases. We have recognized an equal charge for spectrum lease expense within cost of services.

NTELOS Holdings Corp.1

ABPU Reconciliation – Postpay
Average Monthly Billing per User (ABPU) 2

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except for accounts and ABPU)	2015	2014	2015	2014
Retail Revenue	$41,006	$44,428	$168,674	$177,295
Plus: EIP billings	5,418	351	15,685	364
Less: prepay service revenues and other	(6,176)	(6,207)	(25,151)	(25,333)
Postpay service revenues	$40,248	$38,572	$159,208	$152,326

Average number of postpay accounts	232,000	216,600	228,000	212,800
Postpay ABPU	$57.83	$59.35	$58.20	$59.64

1	Results exclude Discontinued Operations (Eastern Markets).
2
Average monthly billings per user (ABPU) is computed by dividing postpay service revenues and equipment installment plan (EIP) billings per period by the average number of postpay subscribers during that period. ABPU as defined may not be similar to ABPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ABPU in order to determine their effectiveness. ABPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.

NTELOS Holdings Corp.

Reconciliation of Net Income (Loss) Attributable to NTELOS Holdings Corp. to Adjusted EBITDA - (Consolidated)

	Three Months Ended
(In thousands)	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Net loss attributable to NTELOS Holdings Corp.	$(19,649)	$(8,963)	$1,610	$14,796	$(56,208)	$804	$484	$1,286
Net loss attributable to discontinued operations	(14,441)	(4,498)	787	8,249	(54,128)	(92)	(457)	(672)
Net income attributable to noncontrolling interests	168	237	272	491	305	352	375	436
Net income (loss) attributable to continuing operations	$(5,040)	$(4,228)	$1,095	$7,038	$(1,775)	$1,248	$1,316	$2,394

Interest expense	7,576	7,451	7,614	7,948	8,061	8,368	8,312	7,956
Income tax expense (benefit)	(2,941)	(577)	892	4,813	(1,395)	417	512	1,213
Other (income) expense, net	(21)	(29)	(33)	3	(80)	31	92	1,072
Operating income (loss)	$(426)	$2,617	$9,568	$19,802	$4,811	$10,064	$10,232	$12,635

Depreciation and amortization	15,205	13,851	13,129	12,917	14,758	13,715	13,774	12,978
Restructuring	115	90	677	1,605	982	—	—	—
Gain on sale of assets	—	—	(102)	(11,009)	—	—	—	—
Accretion of asset retirement obligations	275	319	315	300	241	179	235	223
Adjusted EBITDA attributable to discontinued operations	(1,178)	(1,048)	3,673	10,040	6,781	4,929	6,341	5,833
Equity-based compensation	792	876	900	860	731	(212)	866	887
SNA straight-line adjustment [1]	2,315	2,565	3,065	3,065	3,065	3,065	2,043	—
Other [2]	(28)	2,805	(96)	(200)	2	1,038	872	1,367
Adjusted EBITDA	$17,070	$22,075	$31,129	$37,380	$31,371	$32,778	$34,363	$33,923

NTELOS Holdings Corp.

Reconciliation of Net Income (Loss) Attributable to Discontinued Operations to Adjusted EBITDA- (Discontinued Operations)

	Three Months Ended
(In thousands)	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Net income (loss) attributable to Discontinued Operations	$(14,441)	$(4,498)	$787	$8,249	$(54,128)	$(92)	$(457)	$(672)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—
Net income (loss) attributable to Discontinued Operations	$(14,441)	$(4,498)	$787	$8,249	$(54,128)	$(92)	$(457)	$(672)

Interest expense	(27)	(29)	(41)	(30)	(10)	2	3	3
Income tax expense (benefit)	(9,327)	(2,946)	197	5,196	(34,016)	350	128	(103)
Operating income (loss)	$(23,795)	$(7,473)	$943	$13,415	$(88,154)	$260	$(326)	$(772)

Depreciation and amortization	1,497	1,301	1,136	1,065	4,232	4,759	6,155	6,089
Restructuring	20,965	4,537	925	403	2,681	—	—	—
Gain on sale of assets	—	—	(699)	(4,938)	—	—	—	—
Asset Impairment	—	5	220	(108)	87,853	—	—	—
Accretion of asset retirement obligations	(132)	(47)	132	204	121	101	96	92
Equity-based compensation	4	7	10	(1)	47	(190)	416	424
Cell site spectrum rent	302	603	1,006	—	—	—	—	—
Other [2]	(19)	19	—	—	1	(1)	—	—
Adjusted EBITDA	$(1,178)	$(1,048)	$3,673	$10,040	$6,781	$4,929	$6,341	$5,833

NTELOS Holdings Corp.

Reconciliation of Net Income (Loss) Attributable to NTELOS Holdings Corp. to Adjusted EBITDA - (Continuing Operations)

	Three Months Ended
(In thousands)	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Net income (loss) attributable to NTELOS Holdings Corp.	$(19,649)	$(8,963)	$1,610	$14,796	$(56,208)	$804	$484	$1,286
Net income (loss) attributable to discontinued operations	(14,441)	(4,498)	787	8,249	(54,128)	(92)	(457)	(672)
Net income attributable to noncontrolling interests	168	237	272	491	305	352	375	436
Net income (loss) attributable to continuing operations	$(5,040)	$(4,228)	$1,095	$7,038	$(1,775)	$1,248	$1,316	$2,394

Interest expense	7,576	7,451	7,614	7,948	8,061	8,368	8,312	7,956
Income tax expense (benefit)	(2,941)	(577)	892	4,813	(1,395)	417	512	1,213
Other (income) expense, net	(21)	(29)	(33)	3	(80)	31	92	1,072
Operating income (loss)	$(426)	$2,617	$9,568	$19,802	$4,811	$10,064	$10,232	$12,635

Depreciation and amortization	15,205	13,851	13,129	12,917	14,758	13,715	13,774	12,978
Restructuring	115	90	677	1,605	982	—	—	—
Gain on sale of assets	—	—	(102)	(11,009)	—	—	—	—
Accretion of asset retirement obligations	275	319	315	300	241	179	235	223
Equity-based compensation	792	876	900	860	731	(212)	866	887
SNA straight-line adjustment [1]	2,315	2,565	3,065	3,065	3,065	3,065	2,043	—
Other [2]	(28)	2,805	(96)	(200)	2	1,038	872	1,367
Adjusted EBITDA	$18,248	$23,123	$27,456	$27,340	$24,590	$27,849	$28,022	$28,090

Reconciliation of Adjusted EBITDA -(Continuing Operations) to previously reported Western Markets Adjusted EBITDA3

	Three Months Ended
(In thousands)	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Adjusted EBITDA attributable to continuing operations	$18,248	$23,123	$27,456	$27,340	$24,590	$27,849	$28,022	$28,090
Cost of services-previous allocation to Eastern Markets	—	—	—	—	195	143	121	124
Customer operations-previous allocation to Eastern Markets	—	—	—	—	2,612	2,619	2,647	2,629
Corporate operations-previous allocation to Eastern Markets	—	—	—	—	2,800	2,267	2,517	2,505
Adjusted EBITDA attributable to Western Markets ³	$18,248	$23,123	$27,456	$27,340	$30,197	$32,878	$33,307	$33,348

1	Adjustment for impact of recognizing a portion of the billed SNA contract revenues on a straight line basis.
2
In 2014, Other includes legal and advisory fees related to new Sprint agreement and certain employee separation charges. In 2015, Other includes certain non-recurring corporate costs and adjustments for recognizing a portion of the deferred gain for towers sold to Grain Management, LLC.

3	Western Markets was previously defined as Holdings less Eastern Markets and, for 2014, included the allocation of certain corporate expenses to the Eastern Markets.